Exhibit 99.1

Unaudited Pro Forma Condensed Combined Financial Statements of Prologis, Inc. and Prologis, L.P. as of June 30, 2022, for the six months ended June 30, 2022 and for the year ended December 31, 2021

Table of Contents

Page Number
Prologis, Inc.:
Pro Forma Condensed Combined Balance Sheet as of June 30, 2022 (Unaudited)	4
Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2022 (Unaudited)	5
Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2021 (Unaudited)	6

Prologis, L.P.:
Pro Forma Condensed Combined Balance Sheet as of June 30, 2022 (Unaudited)	7
Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2022 (Unaudited)	8
Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2021 (Unaudited)	9

Prologis, Inc. and Prologis, L.P.:
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements	10

1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

On June 11, 2022, Prologis, Inc., Prologis, L.P. (“Prologis OP” and, together with Prologis, Inc., “Prologis,” “we,” “our” or “us”), Compton Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Prologis, Inc. (“Prologis Merger Sub”) and Compton Merger Sub OP LLC, a Delaware limited liability company and wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub”) entered into an Agreement and Plan of Merger (the “merger agreement”) with Duke Realty Corporation, an Indiana corporation (“Duke Realty”), and Duke Realty Limited Partnership, an Indiana limited partnership (“Duke Realty OP”), pursuant to which, subject to the terms and conditions set forth therein: (i) Duke Realty will merge with and into Prologis Merger Sub, with Prologis Merger Sub continuing as the surviving entity and a wholly owned subsidiary of Prologis, Inc. (the “company merger”); (ii) thereafter, Prologis, Inc. will cause all of the outstanding equity interests of Prologis Merger Sub to be contributed to Prologis OP in exchange for the issuance by Prologis OP of Prologis OP common units to Prologis, Inc. and/or its subsidiaries as directed by Prologis, Inc.; and (iii) thereafter, Prologis OP Merger Sub will be merged with and into Duke Realty OP, with Duke Realty OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “partnership merger” and, together with the company merger, the “mergers”).

Under the terms of the merger agreement, at the effective time of the company merger, each issued and outstanding share of common stock, par value $0.01 per share, of Duke Realty (“Duke Realty common stock”), as of immediately prior to the company merger will be automatically converted into the right to receive 0.475 of a newly issued share of common stock, par value $0.01 per share, of Prologis, Inc. (“Prologis common stock”), without interest, plus the right, if any, to receive cash in lieu of fractional shares of Prologis common stock into which such shares of Duke Realty common stock would have been converted pursuant to the merger agreement. At the effective time of the partnership merger, each issued and outstanding common unit of Duke Realty OP as of immediately prior to the partnership merger will be converted into 0.475 of a newly issued common unit of Prologis OP. The 0.475 exchange ratio is fixed and will not be adjusted to reflect changes in the stock prices of Prologis common stock or Duke Realty common stock prior to closing. Changes in the price of Prologis common stock prior to the mergers will affect the market value of the merger consideration that Duke Realty shareholders and Duke Realty OP unitholders will be entitled to receive upon the closing of the mergers. Subject to the approval by the stockholders of Prologis and the shareholders of Duke Realty and other closing conditions set forth in the merger agreement, the mergers are expected to be consummated in the fourth quarter of 2022.

Based on current information, it is expected that former Duke Realty shareholders will own approximately 20% and current Prologis stockholders will own approximately 80% of the issued and outstanding common stock of the combined company after consummation of the mergers. After consideration of all applicable factors pursuant to the business combination accounting rules, we expect to treat the mergers as an asset acquisition under GAAP and as a result the transaction costs will likely be capitalized to the basis of the acquired properties.

Description of Presentation

Prologis, Inc. is a real estate investment trust (a “REIT”) and the general partner of Prologis OP. We operate Prologis, Inc. and Prologis OP as one enterprise. The management of Prologis, Inc. consists of the same members as the management of Prologis OP. As sole general partner, Prologis, Inc. has control of Prologis OP through complete responsibility and discretion in the day-to-day management and therefore, consolidates Prologis OP for financial reporting purposes. Because the only significant asset of Prologis, Inc. is its investment in Prologis OP, the assets and liabilities of Prologis, Inc. and Prologis OP are the same on their respective financial statements. Prologis OP holds substantially all the assets of the business, directly or indirectly.

The presentation of noncontrolling interests, stockholders’ equity and partners’ capital are the main areas of difference between the consolidated financial statements of Prologis, Inc. and those of Prologis OP. The differences in the presentations between stockholders’ equity and partners’ capital result from the differences in the equity and capital issuances in Prologis, Inc. and Prologis OP. Unless otherwise indicated the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements apply to both Prologis, Inc. and Prologis OP.

Pro Forma Information

The following Unaudited Pro Forma Condensed Combined Financial Statements combine the historical consolidated financial statements of Prologis and Duke Realty, including Pro Forma Balance Sheets and Statements of Income, which we refer to as the “Pro Forma Financial Statements”.

The accompanying Pro Forma Balance Sheets at June 30, 2022 have been prepared as if the mergers had occurred as of June 30, 2022. The accompanying Pro Forma Statements of Income for the six months ended June 30, 2022 and the year ended December 31, 2021 have been prepared as if the mergers had occurred as of January 1, 2021.

During the period from January 1, 2021 to June 30, 2022, Prologis and Duke Realty acquired and disposed of various real estate assets. None of the assets acquired and disposed of by the respective companies during this period, individually or in the aggregate, or acquisitions and dispositions considered probable of closing as of the date of the Pro Forma Financial Statements, exceeded the significance level that requires the presentation of pro forma financial information pursuant to Regulation S-X, Article 11. As such, the following Pro Forma Statements of Income for the six months ended June 30, 2022 and the year ended December 31, 2021 do not include pro forma adjustments to present the impact of these insignificant acquisitions and dispositions as if they occurred on January 1, 2021.

2

Pro forma adjustments, and the assumptions on which they are based, are described in the accompanying Notes to Pro Forma Financial Statements, which are referred to in this section as the accompanying notes.

The pro forma adjustments and the purchase price allocation as presented are based on estimates and certain information that is currently available. Under acquisition accounting, the total cost or total consideration exchanged is allocated to the real estate properties and related lease intangibles on a relative fair value basis. All other assets acquired and liabilities assumed, including debt, and real estate assets that we do not intend to operate long-term are recorded at fair value. The total consideration and assignment of fair values to Duke Realty’s assets and liabilities has not been finalized and is subject to change and the actual amounts at the time the mergers are completed could vary materially from the Pro Forma Financial Statements.

The Pro Forma Financial Statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). All significant adjustments that can be factually supported, are directly attributable to the mergers and are expected to have a continuing impact within the SEC regulations covering the preparation of the Pro Forma Financial Statements, have been made. The Pro Forma Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the combined operating results or financial position that would have occurred if such transactions had been consummated on the dates and in accordance with the assumptions described herein, nor are they necessarily indicative of future operating results or financial position. We expect that the mergers will create significant corporate general and administrative as well as property operating cost savings. There can be no assurance that we will be successful in achieving these anticipated cost savings. Therefore, the Pro Forma Financial Statements included herein do not give effect to any synergies, potential cost reductions or other operating efficiencies that we expect to result from the mergers based on management’s plans or intent after the mergers.

You are urged to read the Pro Forma Financial Statements below together with Prologis’ and Duke Realty’s publicly available historical consolidated financial statements and accompanying notes.

Merger Consideration

For purposes of the Pro Forma Financial Statements, Prologis estimates that the mergers will be completed for $28.2 billion through the issuance of equity based on the value of Prologis common stock and units issued of $24.3 billion, the assumption of debt of $3.6 billion and transaction costs. The aggregate equity consideration consists of shares of Prologis common stock and Prologis OP common units issued in exchange for shares of Duke Realty common stock and Duke Realty OP common units and is calculated as follows (in millions, except price per share/unit):

Number of shares of Prologis common stock and Prologis OP common units to be issued upon conversion of shares of Duke Realty common stock and Duke Realty OP common units at June 30, 2022 (1)	185.67
Multiplied by price of Prologis common stock on August 1, 2022 (2)	$130.98
Estimated fair value of shares of Prologis common stock and Prologis OP common units to be issued	$24,319
Estimated transaction costs (3)	312
Estimated aggregate consideration	$24,631

(1)	Duke Realty shareholders and Duke Realty OP unitholders will receive 0.475 of a newly issued share of Prologis common stock or 0.475 of a newly issued Prologis OP common unit, respectively, for each share of Duke Realty common stock or Duke Realty OP common unit, respectively, that they own as of immediately prior to consummation of the mergers.

(2)	The estimated purchase price is based on the closing price of Prologis common stock on August 1, 2022, the latest practicable date prior to the date of the Pro Forma Financial Statements. Pursuant to accounting rules, the final purchase price will be based on the price of the Prologis common stock as of the closing date of the mergers, and therefore, will be different from the amount shown above. Based on a sensitivity analysis, a change in the Prologis common stock price of 10% would result in an approximate $2.4 billion change in the estimated aggregate consideration.

(3)	For purposes of the Pro Forma Financial Statements, estimated transaction costs for the mergers include the direct costs incurred to acquire the real estate assets. These costs will be capitalized by Prologis. Termination and severance costs for the acceleration of unvested Duke Realty equity awards and Duke Realty OP LTIP units under Duke Realty’s equity incentive plans that become fully vested at closing are included in the estimated fair value of Prologis common stock and Prologis OP common units to be issued.

The Pro Forma Financial Statements included herein do not give effect to any synergies, potential cost reductions or other operating efficiencies that we expect to result from the mergers based on management’s plans or intent after the mergers.

3

PROLOGIS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

June 30, 2022

(In thousands)

	Historical (A)		Transaction Accounting		Pro Forma
	Prologis	Duke Realty	Adjustments		Combined
ASSETS
Investments in real estate properties	$55,271,030	$11,592,058	$17,110,582	(B)	$83,973,670
Less accumulated depreciation	8,251,995	1,808,388	(1,808,388)	(C)	8,251,995
Net investments in real estate properties	47,019,035	9,783,670	18,918,970		75,721,675
Investments in and advances to unconsolidated entities	8,443,644	207,977	1,729	(D)	8,653,350
Assets held for sale or contribution	403,617	-	-	(E)	403,617
Net investments in real estate	55,866,296	9,991,647	18,920,699		84,778,642

Cash and cash equivalents	437,515	44,195	-		481,710
Other assets	3,460,006	922,440	220,108	(F)	4,602,554
Total assets	$59,763,817	$10,958,282	$19,140,807		$89,862,906

LIABILITIES AND EQUITY
Liabilities:
Debt	$18,040,832	$3,888,680	$(297,689)	(G)	$21,631,823
Accounts payable and accrued expenses	1,042,086	294,205	-		1,336,291
Other liabilities	1,806,961	367,644	1,209,040	(H)	3,383,645
Total liabilities	20,889,879	4,550,529	911,351		26,351,759

Equity:
Stockholders’ equity:
Series Q preferred shares	63,948	-	-		63,948
Common stock	7,404	3,848	(2,015)	(I)	9,237
Additional paid-in capital	35,573,940	6,262,634	18,056,743	(I)	59,893,317
Accumulated other comprehensive loss	(328,761)	(26,233)	26,233	(I)	(328,761)
Distributions in excess of net earnings	(740,764)	60,571	(60,571)	(I)	(740,764)
Total stockholders’ equity	34,575,767	6,300,820	18,020,390		58,896,977
Noncontrolling interests	3,333,421	4,354	2,323	(J)	3,340,098
Limited partnership unitholders	964,750	102,579	206,743	(I)	1,274,072
Total equity	38,873,938	6,407,753	18,229,456		63,511,147
Total liabilities and equity	$59,763,817	$10,958,282	$19,140,807		$89,862,906

4

PROLOGIS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the six months ended June 30, 2022

(In thousands, except per share data)

	Historical (A)		Transaction Accounting		Pro Forma
	Prologis	Duke Realty	Adjustments		Combined
Revenues:
Rental	$2,170,313	$559,713	$99,464	(K)	$2,829,490
Strategic capital	290,164	2,451	-		292,615
Development management and other	10,731	1,287	-		12,018
Total revenues	2,471,208	563,451	99,464		3,134,123
Expenses:
Rental	546,139	145,747	-	(L)	691,886
Strategic capital	108,863	1,932	-		110,795
General and administrative	157,760	51,409	-	(L)	209,169
Depreciation and amortization	798,960	187,945	232,484	(M)	1,219,389
Other	21,210	2,026	-		23,236
Total expenses	1,632,932	389,059	232,484		2,254,475

Operating income before gains on real estate transactions, net	838,276	174,392	(133,020)		879,648
Gains on dispositions of development properties and land, net	316,008	3,117	-		319,125
Gains on other dispositions of investments in real estate, net	584,835	234,016	-		818,851
Operating income	1,739,119	411,525	(133,020)		2,017,624

Other income (expense):
Earnings from unconsolidated entities, net	156,556	9,380	(143)	(N)	165,793
Interest expense	(124,357)	(38,733)	(8,320)	(O)	(171,410)
Interest and other income, net	7,280	1,764	-		9,044
Foreign currency and derivative gains, net	185,511	-	-		185,511
Losses on early extinguishment of debt, net	(18,895)	(21,948)	-		(40,843)
Total other income (expense)	206,095	(49,537)	(8,463)		148,095
Earnings before income taxes	1,945,214	361,988	(141,483)		2,165,719
Total income tax expense	(79,056)	(6,823)	-		(85,879)
Consolidated net earnings	1,866,158	355,165	(141,483)		2,079,840
Less net earnings attributable to noncontrolling interests	103,980	3,774	(1,777)	(P)	105,977
Net earnings attributable to controlling interests	1,762,178	351,391	(139,706)		1,973,863
Less preferred stock dividends	3,069	-	-		3,069
Net earnings attributable to common stockholders	$1,759,109	$351,391	$(139,706)		$1,970,794

Weighted average common shares outstanding – Basic	740,506	383,619			923,840	(Q)
Weighted average common shares outstanding – Diluted	765,859	389,265			951,525	(Q)

Net earnings per share attributable to common stockholders – Basic	$2.38	$0.91			$2.13

Net earnings per share attributable to common stockholders – Diluted	$2.36	$0.91			$2.13

5

PROLOGIS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the year ended December 31, 2021

(In thousands, except per share data)

	Historical (A)		Transaction Accounting		Pro Forma
	Prologis	Duke Realty	Adjustments		Combined
Revenues:
Rental	$4,147,994	$1,096,635	$252,968	(K)	$5,497,597
Strategic capital	590,750	3,206	-		593,956
Development management and other	20,696	6,082	-		26,778
Total revenues	4,759,440	1,105,923	252,968		6,118,331
Expenses:
Rental	1,041,316	320,566	-	(L)	1,361,882
Strategic capital	207,171	2,399	-		209,570
General and administrative	293,167	69,554	-	(L)	362,721
Depreciation and amortization	1,577,942	362,148	543,499	(M)	2,483,589
Other	22,435	7,424	-		29,859
Total expenses	3,142,031	762,091	543,499		4,447,621

Operating income before gains on real estate transactions, net	1,617,409	343,832	(290,531)		1,670,710
Gains on dispositions of development properties and land, net	817,017	12,917	-		829,934
Gains on other dispositions of investments in real estate, net	772,570	585,685	-		1,358,255
Operating income	3,206,996	942,434	(290,531)		3,858,899

Other income (expense):
Earnings from unconsolidated entities, net	404,255	32,804	(425)	(N)	436,634
Interest expense	(266,228)	(84,843)	(19,406)	(O)	(370,477)
Interest and other income, net	871	7,673	-		8,544
Foreign currency and derivative gains, net	164,407	-	-		164,407
Losses on early extinguishment of debt, net	(187,453)	(17,901)	-		(205,354)
Total other income (expense)	115,852	(62,267)	(19,831)		33,754
Earnings before income taxes	3,322,848	880,167	(310,362)		3,892,653
Total income tax expense	(174,258)	(18,549)	-		(192,807)
Consolidated net earnings	3,148,590	861,618	(310,362)		3,699,846
Less net earnings attributable to noncontrolling interests	208,867	8,723	(3,898)	(P)	213,692
Net earnings attributable to controlling interests	2,939,723	852,895	(306,464)		3,486,154
Less preferred stock dividends	6,152	-	-		6,152
Net earnings attributable to common stockholders	$2,933,571	$852,895	$(306,464)		$3,480,002

Weighted average common shares outstanding – Basic	739,363	377,673			922,697	(Q)
Weighted average common shares outstanding – Diluted	764,762	383,476			950,428	(Q)

Net earnings per share attributable to common stockholders – Basic	$3.97	$2.25			$3.77

Net earnings per share attributable to common stockholders – Diluted	$3.94	$2.25			$3.76

6

PROLOGIS, L.P.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

June 30, 2022

(In thousands)

	Historical (A)		Transaction Accounting		Pro Forma
	Prologis	Duke Realty	Adjustments		Combined
ASSETS
Investments in real estate properties	$55,271,030	$11,592,058	$17,110,582	(B)	$83,973,670
Less accumulated depreciation	8,251,995	1,808,388	(1,808,388)	(C)	8,251,995
Net investments in real estate properties	47,019,035	9,783,670	18,918,970		75,721,675
Investments in and advances to unconsolidated entities	8,443,644	207,977	1,729	(D)	8,653,350
Assets held for sale or contribution	403,617	-	-	(E)	403,617
Net investments in real estate	55,866,296	9,991,647	18,920,699		84,778,642

Cash and cash equivalents	437,515	44,195	-		481,710
Other assets	3,460,006	922,440	220,108	(F)	4,602,554
Total assets	$59,763,817	$10,958,282	$19,140,807		$89,862,906

LIABILITIES AND CAPITAL
Liabilities:
Debt	$18,040,832	$3,888,680	$(297,689)	(G)	$21,631,823
Accounts payable and accrued expenses	1,042,086	294,205	-		1,336,291
Other liabilities	1,806,961	367,644	1,209,040	(H)	3,383,645
Total liabilities	20,889,879	4,550,529	911,351		26,351,759

Capital:
Partners’ capital	35,540,517	6,403,399	18,227,133	(I)	60,171,049
Noncontrolling interests	3,333,421	4,354	2,323	(J)	3,340,098
Total capital	38,873,938	6,407,753	18,229,456		63,511,147
Total liabilities and capital	$59,763,817	$10,958,282	$19,140,807		$89,862,906

7

PROLOGIS, L.P.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the six months ended June 30, 2022

(In thousands, except per unit data)

	Historical (A)		Transaction Accounting		Pro Forma
	Prologis	Duke Realty	Adjustments		Combined
Revenues:
Rental	$2,170,313	$559,713	$99,464	(K)	$2,829,490
Strategic capital	290,164	2,451	-		292,615
Development management and other	10,731	1,287	-		12,018
Total revenues	2,471,208	563,451	99,464		3,134,123
Expenses:
Rental	546,139	145,747	-	(L)	691,886
Strategic capital	108,863	1,932	-		110,795
General and administrative	157,760	51,409	-	(L)	209,169
Depreciation and amortization	798,960	187,945	232,484	(M)	1,219,389
Other	21,210	2,026	-		23,236
Total expenses	1,632,932	389,059	232,484		2,254,475

Operating income before gains on real estate transactions, net	838,276	174,392	(133,020)		879,648
Gains on dispositions of development properties and land, net	316,008	3,117	-		319,125
Gains on other dispositions of investments in real estate, net	584,835	234,016	-		818,851
Operating income	1,739,119	411,525	(133,020)		2,017,624

Other income (expense):
Earnings from unconsolidated entities, net	156,556	9,380	(143)	(N)	165,793
Interest expense	(124,357)	(38,733)	(8,320)	(O)	(171,410)
Interest and other income, net	7,280	1,764	-		9,044
Foreign currency and derivative gains, net	185,511	-	-		185,511
Losses on early extinguishment of debt, net	(18,895)	(21,948)	-		(40,843)
Total other income (expense)	206,095	(49,537)	(8,463)		148,095
Earnings before income taxes	1,945,214	361,988	(141,483)		2,165,719
Total income tax expense	(79,056)	(6,823)	-		(85,879)
Consolidated net earnings	1,866,158	355,165	(141,483)		2,079,840
Less net earnings attributable to noncontrolling interests	54,278	183	-		54,461
Net earnings attributable to controlling interests	1,811,880	354,982	(141,483)		2,025,379
Less preferred unit distributions	3,069	-	-		3,069
Net earnings attributable to common unitholders	$1,808,811	$354,982	$(141,483)		$2,022,310

Weighted average common units outstanding – Basic	753,420	387,534			939,086	(Q)
Weighted average common units outstanding – Diluted	765,859	389,265			951,525	(Q)

Net earnings per unit attributable to common unitholders – Basic	$2.38	$0.91			$2.13

Net earnings per unit attributable to common unitholders – Diluted	$2.36	$0.91			$2.13

8

PROLOGIS, L.P.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the year ended December 31, 2021

(In thousands, except per unit data)

	Historical (A)		Transaction Accounting		Pro Forma
	Prologis	Duke Realty	Adjustments		Combined
Revenues:
Rental	$4,147,994	$1,096,635	$252,968	(K)	$5,497,597
Strategic capital	590,750	3,206	-		593,956
Development management and other	20,696	6,082	-		26,778
Total revenues	4,759,440	1,105,923	252,968		6,118,331
Expenses:
Rental	1,041,316	320,566	-	(L)	1,361,882
Strategic capital	207,171	2,399	-		209,570
General and administrative	293,167	69,554	-	(L)	362,721
Depreciation and amortization	1,577,942	362,148	543,499	(M)	2,483,589
Other	22,435	7,424	-		29,859
Total expenses	3,142,031	762,091	543,499		4,447,621

Operating income before gains on real estate transactions, net	1,617,409	343,832	(290,531)		1,670,710
Gains on dispositions of development properties and land, net	817,017	12,917	-		829,934
Gains on other dispositions of investments in real estate, net	772,570	585,685	-		1,358,255
Operating income	3,206,996	942,434	(290,531)		3,858,899

Other income (expense):
Earnings from unconsolidated entities, net	404,255	32,804	(425)	(N)	436,634
Interest expense	(266,228)	(84,843)	(19,406)	(O)	(370,477)
Interest and other income, net	871	7,673	-		8,544
Foreign currency and derivative gains, net	164,407	-	-		164,407
Losses on early extinguishment of debt, net	(187,453)	(17,901)	-		(205,354)
Total other income (expense)	115,852	(62,267)	(19,831)		33,754
Earnings before income taxes	3,322,848	880,167	(310,362)		3,892,653
Total income tax expense	(174,258)	(18,549)	-		(192,807)
Consolidated net earnings	3,148,590	861,618	(310,362)		3,699,846
Less net earnings attributable to noncontrolling interests	127,075	369	-		127,444
Net earnings attributable to controlling interests	3,021,515	861,249	(310,362)		3,572,402
Less preferred unit distributions	6,152	-	-		6,152
Net earnings attributable to common unitholders	$3,015,363	$861,249	$(310,362)		$3,566,250

Weighted average common units outstanding – Basic	751,973	381,381			937,639	(Q)
Weighted average common units outstanding – Diluted	764,762	383,476			950,428	(Q)

Net earnings per unit attributable to common unitholders – Basic	$3.97	$2.25			$3.77

Net earnings per units attributable to common unitholders – Diluted	$3.94	$2.25			$3.76

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Notes to the Pro Forma Financial Statements

(1) Preliminary Purchase Price Allocation

The following preliminary allocation of the purchase price of Duke Realty is based on the preliminary estimate of the fair value of the tangible and intangible assets and liabilities of Duke Realty at June 30, 2022. The final determination of the allocation of the purchase price will be based on the fair value of such assets and liabilities as of the actual consummation date of the mergers and will be completed after the mergers are consummated. Such final determination of the purchase price may be significantly different from the preliminary estimates used in the Pro Forma Financial Statements.

The estimated purchase price of Duke Realty of $24.6 billion (as calculated in the manner described above) is allocated to the tangible and intangible assets acquired and assumed liabilities based on the following preliminary basis at June 30, 2022 (dollar amounts in thousands):

Investments in real estate properties, net	$28,702,640
Investments in and advances to unconsolidated entities	209,706
Cash and other assets, including lease intangible assets	1,186,743
Debt	(3,590,991)
Accounts payable, accrued expenses and other liabilities, including lease intangible liabilities	(1,870,889)
Noncontrolling interests	(6,677)
Total estimated purchase price, including transaction costs	$24,630,532

(2) Historical Financial Statements

(A)	In order to conform to the current Prologis presentation, we condensed and reclassified certain amounts presented in the historical financial statements of Duke Realty.

(3) Duke Realty Transaction Accounting Adjustments

Adjustments for Pro Forma Condensed Combined Balance Sheets:

Unless otherwise indicated, the pro forma adjustments apply to both Prologis, Inc. and Prologis OP.

(B)	Duke Realty’s real estate assets have been adjusted to their estimated fair value at June 30, 2022. We estimated the fair value of each property generally by applying a capitalization rate to the estimated net operating income and adding a portfolio premium to the property based on the relative fair value of the property in comparison to the total portfolio. We determined the capitalization rates that were appropriate by market, based on recent appraisals, transactions or other market data. The fair value of land is generally based on relevant market data, such as a comparison of the subject site to similar parcels that have recently been sold or are currently being offered on the market for sale.

(C)	Duke Realty’s historical accumulated depreciation balance is eliminated.

(D)	Duke Realty’s investments in and advances to unconsolidated entities have been adjusted to their estimated fair value at June 30, 2022. The fair values for the investments were calculated using similar valuation methods as those used for consolidated real estate assets and debt.

(E)	At June 30, 2022, Duke Realty had no properties that were classified as held for sale. Prologis intends to dispose of certain of the acquired real estate assets from Duke Realty, including non-strategic logistics properties, over the next 12 months. There was no pro forma adjustment made to reflect Prologis’ future intent to sell these properties.

(F)	Adjustments to Duke Realty’s historical balance of other assets are as follows (in thousands):

Elimination of straight-line rent receivable	$(194,474)
Elimination of previously acquired lease intangible assets and goodwill	(431,237)
Elimination of lease right-of-use assets	(72,797)
Elimination of deferred financing costs	(5,466)
Recognition of value of acquired lease intangible assets (1)	849,256
Recognition of value of acquired lease right-of-use assets (2)	74,826
Total	$220,108

(1)	The fair value of acquired lease intangible assets includes leasing commissions, foregone rent and above market leases. We recognize an asset for leasing commissions based on our estimate of the cost to lease space in the applicable markets. Foregone rents include the value of the revenue and recovery of costs foregone during a reasonable lease-up period, as if the space was vacant, in each of the applicable markets. An asset was recognized for acquired leases with in-place rents that are higher than our best estimate of current market rents in each of the applicable markets.

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(2)	Duke Realty’s lease right-of-use assets for ground and office space leases, in which Duke Realty is the lessee, were adjusted to their estimated value at June 30, 2022. We estimated the value of each lease by calculating the present value of the future minimum rental payments at June 30, 2022 using Prologis’ weighted average incremental borrowing rate of 5.2%. The weighted average remaining lease term for these leases was forty-four years at June 30, 2022.

(G)	Duke Realty’s debt balances have been adjusted to their estimated fair value at June 30, 2022. Fair value was estimated based on contractual future cash flows discounted using borrowing spreads and market interest rates that would have been available to us for the issuance of debt with similar terms and remaining maturities.

(H)	Adjustments to Duke Realty’s historical balance of other liabilities are as follows (in thousands):

Elimination of deferred revenue	$(48,012)
Elimination of previously acquired lease intangible liabilities	(73,331)
Elimination of lease liabilities	(80,113)
Recognition of value of acquired lease intangible liabilities (1)	1,335,670
Recognition of value of acquired lease liabilities (2)	74,826
Total	$1,209,040

(1)	The fair value of acquired lease intangible liabilities includes a liability for acquired leases with in-place rents that are lower than our best estimate of current market rents in each of the applicable markets.

(2)	Duke Realty’s lease liabilities for ground and office space leases, in which Duke Realty is the lessee, were adjusted to their estimated value at June 30, 2022. We estimated the value of each lease by calculating the present value of the future minimum rental payments at June 30, 2022 using Prologis’ weighted average incremental borrowing rate of 5.2%. The weighted average remaining lease term for these leases was forty-four years at June 30, 2022.

(I)	Adjustments represent the elimination of historical Duke Realty balances and the issuance of Prologis common stock and Prologis OP common units in exchange for shares of Duke Realty common stock and Duke Realty OP common units, respectively, in the mergers. The adjustment for the Duke Realty OP unitholders is based on the Duke Realty OP unitholders’ share of the total net asset pro forma adjustments at June 30, 2022. This adjustment reflected the Duke Realty OP unitholders’ ownership percentage of 1.3% at June 30, 2022.

(J)	The adjustment for noncontrolling interests in the consolidated ventures at June 30, 2022 is based on the noncontrolling interests’ share in the fair value adjustments for real estate and debt as described above.

Adjustments for Pro Forma Condensed Combined Statements of Income:

The pro forma adjustments to the Pro Forma Condensed Combined Statements of Income assume that a purchase price allocation done as of January 1, 2021 was equivalent to amounts assigned based on the estimated purchase price allocation done at June 30, 2022 and reflected in the Pro Forma Condensed Combined Balance Sheets.

(K)	Rental revenue is adjusted to remove Duke Realty’s historical straight-line rent and amortization of the net below market lease intangible liability of $23.7 million and $4.2 million, respectively, for the six months ended June 30, 2022, and $41.0 million and $4.3 million, respectively, for the year ended December 31, 2021. Rental revenue is further adjusted to recognize acquired leases on a straight-line basis and the amortization of the net below market lease intangible liability of $18.8 million and $108.6 million, respectively, for the six months ended June 30, 2022, and $59.5 million and $238.8 million, respectively, for the year ended December 31, 2021. For purposes of the above or below market rent adjustments, we estimated a weighted average remaining lease term associated with these leases of five years.

(L)	We expect that the mergers will create significant corporate general and administrative as well as property operating cost savings. There can be no assurance that we will be successful in achieving these anticipated cost savings. Therefore, the Pro Forma Financial Statements included herein do not give effect to any synergies, potential cost reductions or other operating efficiencies that we expect to result from the mergers based on management’s plans or intent after the mergers.

(M)	Depreciation and amortization expense is adjusted to remove $187.9 million and $362.1 million of Duke Realty’s historical depreciation and amortization expense and recognize $420.4 million and $905.6 million of depreciation and amortization expense for the six months ended June 30, 2022, and the year ended December 31, 2021, respectively. For purposes of this adjustment, we estimated the various components of the real estate acquired and used an estimated average useful life of 30 years for operating properties and an estimated weighted average remaining lease term associated with in-place leases at June 30, 2022 that approximated five years.

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(N)	We adjusted Duke Realty’s investment in unconsolidated entities to fair value. As a result, we adjusted the equity in earnings that Duke Realty recognized from these entities to reflect the impact the amortization of these fair value adjustments would have had on earnings from these unconsolidated entities.

(O)	We adjusted Duke Realty’s interest expense based on the fair value of debt. The adjustment to interest expense includes the removal of Duke Realty’s historical interest expense, including amortization of deferred financing costs and debt premiums and discounts, and calculation of interest expense based on the estimated fair value of acquired debt, net of amounts capitalized. The weighted average interest rate associated with the debt at fair value was 4.1% at June 30, 2022 (see note G).

(P)	An adjustment was made to reflect the income allocated to noncontrolling interests in the ventures that Duke Realty consolidates to reflect the impact the amortization of these fair value adjustments would have had on the earnings of the noncontrolling interests or third parties. In addition, an adjustment was made to reflect the Duke Realty OP unitholders’ ownership percentage of 1.3% in all of the pro forma adjustments described above.

(4) Combined Pro Forma Adjustments

(Q)	The unaudited pro forma adjustments to shares or units outstanding used in the calculation of basic earnings per share or unit attributable to common stockholders or unitholders and diluted earnings per share attributable to common stockholders or unitholders, after giving effect to the exchange ratios for the mergers, were as follows (in thousands):

	Six Months Ended	Year Ended
Prologis, Inc.	June 30, 2022	December 31, 2021
Prologis weighted average common shares outstanding – Basic	740,506	739,363
Shares issued to Duke Realty shareholders – pro forma basis (1)	183,334	183,334
Weighted average common shares outstanding – Basic	923,840	922,697

Prologis weighted average common shares outstanding – Diluted	765,859	764,762
Shares issued to Duke Realty shareholders, including exchange of Duke Realty OP units – pro forma basis (1)	185,666	185,666
Weighted average common shares outstanding – Diluted	951,525	950,428

Prologis, L.P.
Prologis weighted average common units outstanding – Basic	753,420	751,973
Units issued to Duke Realty OP unitholders – pro forma basis (1)	185,666	185,666
Weighted average common units outstanding – Basic	939,086	937,639

Prologis weighted average common units outstanding – Diluted	765,859	764,762
Units issued to Duke Realty OP unitholders – pro forma basis (1)	185,666	185,666
Weighted average common units outstanding – Diluted	951,525	950,428

(1)	The pro forma weighted average shares or units outstanding assumes the issuance of shares of Prologis common stock and Prologis OP common units in connection with the mergers throughout all periods presented.

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